Exhibit 99.2

Supplemental Financial Information November 5, 2018

Supplemental Financial Information For the quarter ended September 30, 2018 November 5, 2018

Supplemental Financial Information November 5, 2018

Table of Contents

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	3
About Sunstone	4
Forward-Looking Statement	5
Non-GAAP Financial Measures	6
CORPORATE FINANCIAL INFORMATION	9
Condensed Consolidated Balance Sheets Q3 2018 – Q3 2017	10
Consolidated Statements of Operations Q3 and YTD 2018/2017	12
Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q3 and YTD 2018/2017	13
Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q3 and YTD 2018/2017	14
Pro Forma Consolidated Statements of Operations Q3 2018 – Q4 2017, FY 2017	15
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q3 2018	16
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q3 2018	17
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q3 2018 Footnotes	18
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest Q3 YTD 2018	19
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders Q3 YTD 2018	20
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders Q3 YTD 2018 Footnotes	21
Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest FY 2017	22
Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders FY 2017	23
Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest, FFO and Adjusted FFO Attributable to Common Stockholders FY 2017 Footnotes	24
EARNINGS GUIDANCE	25
Earnings Guidance for Q4 and FY 2018	26

Supplemental Financial Information November 5, 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and Adjusted FFO Attributable to Common Stockholders Q4 and FY 2018	28
CAPITALIZATION	29
Comparative Capitalization Q3 2018 – Q3 2017	30
Consolidated Debt Summary Schedule	31
Consolidated Amortization and Debt Maturity Schedule as of September 30, 2018	32
PROPERTY-LEVEL DATA	33
Hotel Information as of November 5, 2018	34
PROPERTY-LEVEL OPERATING STATISTICS	35
Property-Level Operating Statistics Q3 2018/2017	36
Property-Level Operating Statistics Q3 YTD 2018/2017	37
OPERATING STATISTICS BY BRAND & GEOGRAPHY	38
Operating Statistics by Brand Q3 and YTD 2018/2017	39
22 Hotel Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDAre Contribution by Brand	40
Operating Statistics by Region Q3 and YTD 2018/2017	41
PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	42
Property-Level Adjusted EBITDAre Q3 and YTD 2018/2017	43
Property-Level Adjusted EBITDAre Q3 and YTD 2018/2017 Footnotes	44
Property-Level Adjusted EBITDAre Margins Q3 and YTD 2018/2017	45
Property-Level Adjusted EBITDAre Margins Q3 and YTD 2018/2017 Footnotes	46
Property-Level Adjusted EBITDAre Reconciliation Q3 2018	47
Property-Level Adjusted EBITDAre Reconciliation Q3 2017	48
Property-Level Adjusted EBITDAre Reconciliation Q3 2018/2017 Footnotes	49
Property Level Adjusted EBITDAre Reconciliation Q3 YTD 2018	50
Property Level Adjusted EBITDAre Reconciliation Q3 YTD 2017	51
Property Level Adjusted EBITDAre Reconciliation Q3 YTD 2018/2017 Footnotes	52

Supplemental Financial Information November 5, 2018

CORPORATE PROFILE, FINANCIAL DISCLOSURES,
AND SAFE HARBOR

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 3

Supplemental Financial Information November 5, 2018

About Sunstone

Sunstone Hotel Investors, Inc. (NYSE:SHO) is a lodging real estate investment trust (“REIT”) that as of November 5, 2018 has interests in 22 hotels comprised of 11,176 rooms. Sunstone’s primary business is to acquire, own, asset manage and renovate hotels considered to be Long-Term Relevant Real Estate, the majority of which are operated under nationally recognized brands, such as Marriott, Hilton and Hyatt.

Sunstone’s mission is to create meaningful value for our stockholders by producing superior long-term returns through the ownership of Long-Term Relevant Real Estate in the hospitality sector. Our values include transparency, trust, ethical conduct, honest communication and discipline. As demand for lodging generally fluctuates with the overall economy, we seek to own hotels that will maintain a high appeal with travelers over long periods of time and will generate economic earnings materially in excess of recurring capital requirements. Our strategy is to maximize stockholder value through focused asset management and disciplined capital recycling, which is likely to include selective acquisitions and dispositions, while maintaining balance sheet flexibility and strength. Our goal is to maintain appropriate leverage and financial flexibility to position the Company to create value throughout all phases of the operating and financial cycles.

Corporate Headquarters
200 Spectrum Center Drive, 21st Floor
Irvine, CA 92618
(949) 330-4000

Company Contacts
John Arabia
President and Chief Executive Officer
(949) 382-3008

Bryan Giglia
Executive Vice President and Chief Financial Officer
(949) 382-3036

Aaron Reyes
Vice President, Corporate Finance
(949) 382-3018

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 4

Supplemental Financial Information November 5, 2018

Forward-Looking Statement

This presentation contains forward-looking statements within the meaning of federal securities laws and regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “predict,” “project,” “should,” “will” and other similar terms and phrases, including opinions, references to assumptions and forecasts of future results. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors that may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: volatility in the debt or equity markets affecting our ability to acquire or sell hotel assets; international, national and local economic and business conditions, including the likelihood of a U.S. recession, changes in the European Union or global economic slowdown, as well as any type of flu or disease-related pandemic, affecting the lodging and travel industry; the ability to maintain sufficient liquidity and our access to capital markets; terrorist attacks or civil unrest, which would affect occupancy rates at our hotels and the demand for hotel products and services; operating risks associated with the hotel business; risks associated with the level of our indebtedness and our ability to meet covenants in our debt and equity agreements; relationships with property managers and franchisors; our ability to maintain our properties in a first-class manner, including meeting capital expenditure requirements; our ability to compete effectively in areas such as access, location, quality of accommodations and room rate structures; changes in travel patterns, taxes and government regulations, which influence or determine wages, prices, construction procedures and costs; our ability to identify, successfully compete for and complete acquisitions; the performance of hotels after they are acquired; necessary capital expenditures and our ability to fund them and complete them with minimum disruption; our ability to continue to satisfy complex rules in order for us to qualify as a REIT for federal income tax purposes; severe weather events or other natural disasters; risks impacting our ability to pay anticipated future dividends; and other risks and uncertainties associated with our business described in the Company’s filings with the Securities and Exchange Commission. Although the Company believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All forward-looking information in this presentation is as of November 5, 2018, and the Company undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Company’s expectations.

This presentation contains unaudited information, and should be read together with the consolidated financial statements and notes thereto included in our most recent reports on Form 10-K and Form 10-Q. Copies of these reports are available on our website at www.sunstonehotels.com and through the SEC’s Electronic Data Gathering Analysis and Retrieval System (“EDGAR”) at www.sec.gov.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 5

Supplemental Financial Information November 5, 2018

Non-GAAP Financial Measures

We present the following non-GAAP financial measures that we believe are useful to investors as key supplemental measures of our operating performance: earnings before interest expense, taxes, depreciation and amortization for real estate, or EBITDAre; Adjusted EBITDAre, excluding noncontrolling interest (as defined below); funds from operations attributable to common stockholders, or FFO attributable to common stockholders; Adjusted FFO attributable to common stockholders (as defined below); hotel Adjusted EBITDAre; and hotel Adjusted EBITDAre margin. These measures should not be considered in isolation or as a substitute for measures of performance in accordance with GAAP. In addition, our calculation of these measures may not be comparable to other companies that do not define such terms exactly the same as the Company. These non-GAAP measures are used in addition to and in conjunction with results presented in accordance with GAAP. They should not be considered as alternatives to operating profit, cash flow from operations, or any other operating performance measure prescribed by GAAP. These non-GAAP financial measures reflect additional ways of viewing our operations that we believe, when viewed with our GAAP results and the reconciliations to the corresponding GAAP financial measures, provide a more complete understanding of factors and trends affecting our business than could be obtained absent this disclosure. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

We present EBITDAre in accordance with guidelines established by the National Association of Real Estate Investment Trusts (“NAREIT”), as defined in its September 2017 white paper “Earnings Before Interest, Taxes, Depreciation and Amortization for Real Estate.” We believe EBITDAre is a useful performance measure to help investors evaluate and compare the results of our operations from period to period in comparison to our peers. NAREIT defines EBITDAre as net income (calculated in accordance with GAAP) plus interest expense, income tax expense, depreciation and amortization, gains or losses on the disposition of depreciated property (including gains or losses on change in control), impairment write-downs of depreciated property and of investments in unconsolidated affiliates caused by a decrease in the value of depreciated property in the affiliate, and adjustments to reflect the entity’s share of EBITDAre of unconsolidated affiliates.

We make additional adjustments to EBITDAre when evaluating our performance because we believe that the exclusion of certain additional items described below provides useful information to investors regarding our operating performance, and that the presentation of Adjusted EBITDAre, excluding noncontrolling interest, when combined with the primary GAAP presentation of net income, is beneficial to an investor’s complete understanding of our operating performance. In addition, we use both EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest as measures in determining the value of hotel acquisitions and dispositions. Our presentation of Adjusted EBITDAre, excluding noncontrolling interest results in a similar metric as our previous disclosure of Adjusted EBITDA.

We believe that the presentation of FFO attributable to common stockholders provides useful information to investors regarding our operating performance because it is a measure of our operations without regard to specified noncash items such as real estate depreciation and amortization, amortization of lease intangibles, any real estate impairment loss and any gain or loss on sale of real estate assets, all of which are based on historical cost accounting and may be of lesser significance in evaluating our current performance. Our presentation of FFO attributable to common stockholders conforms to NAREIT’s definition of “FFO applicable to common shares.” Our presentation may not be comparable to FFO reported by other REITs that do not define the terms in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently that we do.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 6

Supplemental Financial Information November 5, 2018

We also present Adjusted FFO attributable to common stockholders when evaluating our operating performance because we believe that the exclusion of certain additional items described below provides useful supplemental information to investors regarding our ongoing operating performance, and may facilitate comparisons of operating performance between periods and our peer companies.

We adjust EBITDAre and FFO attributable to common stockholders for the following items, which may occur in any period, and refer to these measures as either Adjusted EBITDAre, excluding noncontrolling interest or Adjusted FFO attributable to common stockholders:

•

Amortization of favorable and unfavorable contracts: we exclude the noncash amortization of the favorable management contract asset recorded in conjunction with our acquisition of the Hilton Garden Inn Chicago Downtown/Magnificent Mile, along with the favorable and unfavorable tenant lease contracts, as applicable, recorded in conjunction with our acquisitions of the Boston Park Plaza, the Hilton Garden Inn Chicago Downtown/Magnificent Mile, the Hilton New Orleans St. Charles, the Hyatt Regency San Francisco and the Wailea Beach Resort. We exclude the noncash amortization of favorable and unfavorable contracts because it is based on historical cost accounting and is of lesser significance in evaluating our actual performance for the current period.

•

Noncash ground rent: we exclude the noncash expense incurred from straight-lining our ground lease obligations as this expense does not reflect the actual rent amounts due to the respective lessors in the current period and is of lesser significance in evaluating our actual performance for the current period.

•

Gains or losses from debt transactions: we exclude the effect of finance charges and premiums associated with the extinguishment of debt, including the acceleration of deferred financing costs from the original issuance of the debt being redeemed or retired because, like interest expense, their removal helps investors evaluate and compare the results of our operations from period to period by removing the impact of our capital structure.

•

Acquisition costs: under GAAP, costs associated with completed acquisitions that meet the definition of a business are expensed in the year incurred. We exclude the effect of these costs because we believe they are not reflective of the ongoing performance of the Company or our hotels.

•

Cumulative effect of a change in accounting principle: from time to time, the FASB promulgates new accounting standards that require the consolidated statement of operations to reflect the cumulative effect of a change in accounting principle. We exclude these one-time adjustments, which include the accounting impact from prior periods, because they do not reflect our actual performance for that period.

•

Other adjustments: we exclude other adjustments that we believe are outside the ordinary course of business because we do not believe these costs reflect our actual performance for the period and/or the ongoing operations of our hotels. Such items may include: lawsuit settlement costs; prior year property tax assessments or credits; property-level restructuring, severance and management transition costs; lease terminations; and property insurance proceeds or uninsured losses.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 7

Supplemental Financial Information November 5, 2018

In addition, to derive Adjusted EBITDAre, excluding noncontrolling interest we exclude the noncontrolling partner’s pro rata share of the net income (loss) allocated to the Hilton San Diego Bayfront partnership, as well as the noncontrolling partner’s pro rata share of any EBITDAre and Adjusted EBITDAre components. We  also exclude the noncash expense incurred with the amortization of deferred stock compensation as this expense is based on historical stock prices at the date of grant to our corporate employees and does not reflect the underlying performance of our hotels. Additionally, we include an adjustment for the cash ground lease expenses recorded on the ground lease at the Courtyard by Marriott Los Angeles and the building lease at the Hyatt Centric Chicago Magnificent Mile. We determined that both of these leases are capital leases, and, therefore, we include a portion of the capital lease payments each month in interest expense. We include an adjustment for ground lease expense on capital leases in order to more accurately reflect the actual rent due to both hotels’ lessors in the current period, as well as the operating performance of both hotels. We  also exclude the effect of gains and losses on the disposition of undepreciable assets because we believe that including them in Adjusted EBITDAre, excluding noncontrolling interest is not consistent with reflecting the ongoing performance of our assets.

To derive Adjusted FFO attributable to common stockholders, we also exclude the noncash interest on our derivatives and capital lease obligations, the noncontrolling partner’s pro rata share of any FFO adjustments related to our consolidated Hilton San Diego Bayfront partnership, as well as changes to deferred tax assets or valuation allowances, and income tax benefits or provisions associated with the application of net operating loss carryforwards, uncertain tax positions or with the sale of assets other than real estate investments. We believe that these items are not reflective of our ongoing finance costs.

In presenting hotel Adjusted EBITDAre and hotel Adjusted EBITDAre margins, miscellaneous non-hotel items have been excluded. We believe the calculation of hotel Adjusted EBITDAre results in a more accurate presentation of the hotel Adjusted EBITDAre margins for our hotels, and that these non-GAAP financial measures are useful to investors in evaluating our property-level operating performance.

Reconciliations of net income to EBITDAre and Adjusted EBITDAre, excluding noncontrolling interest are set forth on page 13 of this supplemental package. Reconciliations of net income to FFO attributable to common stockholders and Adjusted FFO attributable to common stockholders are set forth on page 14 of this supplemental package.

Our 22 Hotel Comparable Portfolio is comprised of all hotels we owned as of September 30, 2018, with the exception of the Hilton North Houston and the Marriott Houston (the “Houston hotels”) due to their sale in October 2018, and includes both our results and the prior owner’s results for the Oceans Edge Resort & Marina acquired in July 2017. We obtained prior ownership information from the Oceans Edge Resort & Marina’s previous owner during the due diligence period before acquiring the hotel. We performed a limited review of the information as part of our analysis of the acquisition. We caution you not to place undue reliance on the prior ownership information. We believe that providing comparable hotel data is useful to us and to investors in evaluating our operating performance because this measure helps us and investors evaluate and compare the results of our operations from period to period by removing the fluctuations caused by any acquisitions or dispositions, as well as by those hotels that we classify as held for sale, those hotels that are undergoing a material renovation or repositioning and those hotels whose room counts have materially changed during either the current or prior year. We strongly encourage investors to review our financial information in its entirety and not to rely on a single financial measure.

CORPORATE PROFILE, FINANCIAL DISCLOSURES, AND SAFE HARBOR	Page 8

Supplemental Financial Information November 5, 2018

CORPORATE FINANCIAL INFORMATION

CORPORATE FINANCIAL INFORMATION	Page 9

Supplemental Financial Information November 5, 2018

Condensed Consolidated Balance Sheets
Q3 2018 – Q3 2017

(In thousands)	September 30, 2018 (1)	June 30, 2018 (2)	March 31, 2018 (3)	December 31, 2017 (4)	September 30, 2017 (5)
Assets
Investment in hotel properties:
Land	$615,641	$604,866	$605,054	$605,054	$623,493
Buildings & improvements	3,013,659	3,039,104	3,067,473	3,049,569	3,195,726
Furniture, fixtures, & equipment	489,153	488,042	496,492	484,749	502,775
Other	132,813	117,962	115,365	103,631	89,021
	4,251,266	4,249,974	4,284,384	4,243,003	4,411,015
Less accumulated depreciation & amortization	(1,177,644)	(1,160,793)	(1,173,497)	(1,136,937)	(1,175,962)
	3,073,622	3,089,181	3,110,887	3,106,066	3,235,053

Other noncurrent assets, net	35,019	35,102	33,016	23,622	24,787

Current assets:
Cash and cash equivalents	650,691	544,900	467,050	488,002	466,519
Restricted cash	68,794	74,989	79,336	71,309	71,546
Other current assets, net	57,175	59,052	62,496	46,006	56,592
Assets held for sale, net	33,312	42,389	—	122,807	—
Total assets	$3,918,613	$3,845,613	$3,752,785	$3,857,812	$3,854,497

*Footnotes on following page.

CORPORATE FINANCIAL INFORMATION	Page 10

Supplemental Financial Information November 5, 2018

Condensed Consolidated Balance Sheets
Q3 2018– Q3 2017 (cont.)

(In thousands)	September 30, 2018 (1)	June 30, 2018 (2)	March 31, 2018 (3)	December 31, 2017 (4)	September 30, 2017 (5)
Liabilities
Current liabilities:
Current portion of notes payable, net	$5,913	$5,653	$5,569	$5,477	$9,161
Other current liabilities	118,050	118,553	110,685	236,893	115,825
Liabilities of assets held for sale	3,459	4,061	—	189	—
Total current liabilities	127,422	128,267	116,254	242,559	124,986

Notes payable, less current portion, net	972,814	974,309	975,779	977,282	977,634
Capital lease obligations, less current portion	26,956	26,904	26,854	26,804	26,756
Other liabilities	30,981	30,802	31,041	28,989	29,774
Total liabilities	1,158,173	1,160,282	1,149,928	1,275,634	1,159,150

Equity
Stockholders' equity:
6.95% Series E cumulative redeemable preferred stock	115,000	115,000	115,000	115,000	115,000

6.45% Series F cumulative redeemable preferred stock	75,000	75,000	75,000	75,000	75,000

Common stock, $0.01 par value, 500,000,000 shares authorized	2,282	2,283	2,256	2,253	2,253

Additional paid in capital	2,726,523	2,724,379	2,677,099	2,679,221	2,677,251
Retained earnings	1,106,391	1,017,181	968,293	932,277	912,881
Cumulative dividends and distributions	(1,313,741)	(1,299,121)	(1,284,501)	(1,270,013)	(1,136,119)
Total stockholders' equity	2,711,455	2,634,722	2,553,147	2,533,738	2,646,266
Noncontrolling interest in consolidated joint venture	48,985	50,609	49,710	48,440	49,081
Total equity	2,760,440	2,685,331	2,602,857	2,582,178	2,695,347
Total liabilities and equity	$3,918,613	$3,845,613	$3,752,785	$3,857,812	$3,854,497

(1)	As presented on Form 10-Q to be filed in November 2018.
(2)	As presented on Form 10-Q filed on August 1, 2018.
(3)	As presented on Form 10-Q filed on May 8, 2018.
(4)	As presented on Form 10-K filed on February 14, 2018.
(5)	As presented on Form 10-Q filed on November 1, 2017.

CORPORATE FINANCIAL INFORMATION	Page 11

Supplemental Financial Information November 5, 2018

Consolidated Statements of Operations
Q3 and YTD 2018/2017

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2018	2017	2018	2017
Revenues
Room	$207,657	$215,768	$608,237	$629,788
Food and beverage	63,911	68,821	217,469	222,943
Other operating	17,740	19,320	52,495	50,717
Total revenues	289,308	303,909	878,201	903,448
Operating expenses
Room	53,928	54,433	159,923	160,282
Food and beverage	46,260	49,262	147,299	150,768
Other operating	4,190	4,256	12,488	12,120
Advertising and promotion	13,593	14,953	41,815	44,810
Repairs and maintenance	10,530	12,882	32,484	34,645
Utilities	8,084	8,331	22,533	22,844
Franchise costs	9,167	9,431	26,981	27,367
Property tax, ground lease and insurance	20,369	21,399	63,658	63,477
Other property-level expenses	31,580	34,511	101,005	105,015
Corporate overhead	7,360	7,233	22,056	21,585
Depreciation and amortization	36,159	39,719	110,181	120,051
Impairment loss	—	34,427	1,394	34,427
Total operating expenses	241,220	290,837	741,817	797,391
Operating income	48,088	13,072	136,384	106,057
Interest and other income	2,592	1,027	7,049	2,597
Interest expense	(11,549)	(17,008)	(31,609)	(41,341)
Loss on extinguishment of debt	—	—	—	(4)
Gain on sale of assets	53,128	—	68,787	45,474
Income (loss) before income taxes and discontinued operations	92,259	(2,909)	180,611	112,783
Income tax (provision) benefit, net	(673)	12,991	692	12,541
Income from continuing operations	91,586	10,082	181,303	125,324
Income from discontinued operations	—	7,000	—	7,000
Net income	91,586	17,082	181,303	132,324
Income from consolidated joint venture attributable to noncontrolling interest	(2,376)	(2,169)	(7,189)	(6,344)
Preferred stock dividends	(3,208)	(3,208)	(9,622)	(9,622)
Income attributable to common stockholders	$86,002	$11,705	$164,492	$116,358

Basic and diluted per share amounts:
Income from continuing operations attributable to common stockholders	$0.38	$0.02	$0.73	$0.49
Income from discontinued operations	—	0.03	—	0.03
Basic and diluted income attributable to common stockholders per common share	$0.38	$0.05	$0.73	$0.52

Basic and diluted weighted average common shares outstanding	227,068	224,142	225,538	221,140

Distributions declared per common share	$0.05	$0.05	$0.15	$0.15

CORPORATE FINANCIAL INFORMATION	Page 12

Supplemental Financial Information November 5, 2018

Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q3 and YTD 2018/2017

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands)	2018	2017	2018	2017
Net income	$91,586	$17,082	$181,303	$132,324
Operations held for investment:
Depreciation and amortization	36,159	39,719	110,181	120,051
Amortization of lease intangibles	(98)	63	28	189
Interest expense	11,549	17,008	31,609	41,341
Income tax provision (benefit), net	673	(12,991)	(692)	(12,541)
(Gain) loss on sale of assets, net	(53,077)	14	(68,740)	(45,736)
Impairment loss	—	34,427	1,394	34,427
EBITDAre	86,792	95,322	255,083	270,055

Operations held for investment:
Amortization of deferred stock compensation	2,073	1,848	6,938	6,188
Amortization of favorable and unfavorable contracts, net	(2)	20	3	215
Noncash ground rent	(287)	(281)	(860)	(841)
Capital lease obligation interest - cash ground rent	(590)	(575)	(1,768)	(1,277)
Loss on extinguishment of debt	—	—	—	4
Hurricane-related uninsured losses (insurance proceeds), net	25	1,649	(990)	1,649
Closing costs - completed acquisitions	—	355	—	729
Prior year property tax adjustments, net	—	(448)	117	(549)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,376)	(2,169)	(7,189)	(6,344)
Depreciation and amortization	(637)	(660)	(1,915)	(2,147)
Interest expense	(513)	(523)	(1,437)	(1,468)
Noncash ground rent	72	72	217	217
Discontinued operations:
Gain on sale of assets	—	(7,000)	—	(7,000)
	(2,235)	(7,712)	(6,884)	(10,624)
Adjusted EBITDAre, excluding noncontrolling interest	$84,557	$87,610	$248,199	$259,431

CORPORATE FINANCIAL INFORMATION	Page 13

Supplemental Financial Information November 5, 2018

Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 and YTD 2018/2017

	Three Months Ended September 30,		Nine Months Ended September 30,
(In thousands, except per share data)	2018	2017	2018	2017
Net income	$91,586	$17,082	$181,303	$132,324
Preferred stock dividends	(3,208)	(3,208)	(9,622)	(9,622)
Operations held for investment:
Real estate depreciation and amortization	35,970	39,611	109,807	119,691
Amortization of lease intangibles	(98)	63	28	189
(Gain) loss on sale of assets, net	(53,077)	14	(68,740)	(45,736)
Impairment loss	—	34,427	1,394	34,427
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,376)	(2,169)	(7,189)	(6,344)
Real estate depreciation and amortization	(637)	(660)	(1,915)	(2,147)
Discontinued operations:
Gain on sale of assets	—	(7,000)	—	(7,000)
FFO attributable to common stockholders	68,160	78,160	205,066	215,782

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(2)	20	3	215
Noncash ground rent	(287)	(281)	(860)	(841)
Noncash interest on derivatives and capital lease obligations, net	(818)	4,534	(4,995)	4,883
Loss on extinguishment of debt	—	—	—	4
Hurricane-related uninsured losses (insurance proceeds), net	25	1,649	(990)	1,649
Closing costs - completed acquisitions	—	355	—	729
Prior year property tax adjustments, net	—	(448)	117	(549)
Noncash income tax provision (benefit), net	719	(13,628)	(1,100)	(13,628)
Noncontrolling interest:
Noncash ground rent	72	72	217	217
Noncash interest on derivative, net	—	(1)	(1)	(5)
	(291)	(7,728)	(7,609)	(7,326)
Adjusted FFO attributable to common stockholders	$67,869	$70,432	$197,457	$208,456
FFO attributable to common stockholders per diluted share	$0.30	$0.35	$0.91	$0.97
Adjusted FFO attributable to common stockholders per diluted share	$0.30	$0.31	$0.87	$0.94

Basic weighted average shares outstanding	227,068	224,142	225,538	221,140
Shares associated with unvested restricted stock awards	419	428	347	329
Diluted weighted average shares outstanding	227,487	224,570	225,885	221,469

CORPORATE FINANCIAL INFORMATION	Page 14

Supplemental Financial Information November 5, 2018

Pro Forma Consolidated Statements of Operations
Q3 2018 – Q4 2017, FY 2017

	Three Months Ended (1)				Year Ended (1)
(Unaudited and in thousands)	September 30,	June 30,	March 31,	December 31,	December 31,
	2018	2018	2018	2017	2017
Revenues
Room	$202,929	$209,721	$168,903	$180,818	$751,168
Food and beverage	62,005	73,407	68,587	64,746	258,628
Other operating	17,530	16,745	15,884	15,349	61,322
Total revenues	282,464	299,873	253,374	260,913	1,071,118

Operating Expenses
Room	52,283	51,898	47,974	47,894	192,786
Food and beverage	44,695	47,018	46,319	44,124	174,922
Other expenses	93,811	96,036	91,359	88,807	362,431
Corporate overhead	7,360	7,594	7,102	7,232	28,817
Depreciation and amortization	35,660	35,930	35,296	35,323	143,935
Total operating expenses	233,809	238,476	228,050	223,380	902,891

Operating Income	48,655	61,397	25,324	37,533	168,227

Interest and other income	2,592	2,966	1,491	1,743	4,340
Interest expense	(11,549)	(11,184)	(8,876)	(10,425)	(51,766)
Loss on extinguishment of debt	—	—	—	(820)	(824)
Income before income taxes and discontinued operations	39,698	53,179	17,939	28,031	119,977
Income tax (provision) benefit, net	(673)	(2,375)	3,740	(4,766)	7,775
Income from continuing operations	39,025	50,804	21,679	23,265	127,752
Income from discontinued operations	—	—	—	—	7,000
Net Income	$39,025	$50,804	$21,679	$23,265	$134,752

Adjusted EBITDAre, excluding noncontrolling interest (2)	$84,786	$97,971	$59,904	$72,972	$310,266

(1)

Includes the Company's ownership results and prior ownership results for the 22 Hotel Comparable Portfolio, along with the reduction of rental expense due to the acquisitions of previously leased building space and land at the Renaissance Washington DC and JW Marriott New Orleans, respectively. Excludes the Company's ownership results for the Houston hotels and the Hyatt Regency Newport Beach due to their sales in October 2018 and July 2018, respectively, the Marriott Philadelphia and Marriott Quincy due to their sales in January 2018, and the Marriott Park City and Fairmont Newport Beach due to their sales in June 2017 and February 2017, respectively.

(2)

Adjusted EBITDAre, excluding noncontrolling interest reconciliations for the three and nine months ended September 30, 2018 and the year ended December 31, 2017 can be found on pages 16, 19 and 22, respectively, of this supplemental package.

CORPORATE FINANCIAL INFORMATION	Page 15

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q3 2018

	Three Months Ended September 30, 2018
		Disposition:	Disposition:	Acquisition:
		Hyatt Regency	Houston	JW Marriott	Pro
(In thousands)	Actual (1)	Newport Beach (2)	Hotels (3)	New Orleans Land (4)	Forma (5)

Net income	$91,586	$(53,212)	$793	$(142)	$39,025
Operations held for investment:
Depreciation and amortization	36,159	—	(499)	—	35,660
Amortization of lease intangibles	(98)	—	—	161	63
Interest expense	11,549	—	—	—	11,549
Income tax provision	673	—	—	—	673
Gain on sale of assets, net	(53,077)	53,128	—	—	51
EBITDAre	86,792	(84)	294	19	87,021

Operations held for investment:
Amortization of deferred stock compensation	2,073	—	—	—	2,073
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	(2)
Noncash ground rent	(287)	—	—	—	(287)
Capital lease obligation interest - cash ground rent	(590)	—	—	—	(590)
Hurricane-related uninsured losses	25	—	—	—	25
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,376)	—	—	—	(2,376)
Depreciation and amortization	(637)	—	—	—	(637)
Interest expense	(513)	—	—	—	(513)
Noncash ground rent	72	—	—	—	72
	(2,235)	—	—	—	(2,235)

Adjusted EBITDAre, excluding noncontrolling interest	$84,557	$(84)	$294	$19	$84,786

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 16

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 2018

	Three Months Ended September 30, 2018
		Disposition:	Disposition:	Acquisition:
		Hyatt Regency	Houston	JW Marriott	Pro
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Hotels (3)	New Orleans Land (4)	Forma (5)

Net income	$91,586	$(53,212)	$793	$(142)	$39,025
Preferred stock dividends	(3,208)	—	—	—	(3,208)
Operations held for investment:
Real estate depreciation and amortization	35,970	—	(499)	—	35,471
Amortization of lease intangibles	(98)	—	—	161	63
Gain on sale of assets, net	(53,077)	53,128	—	—	51
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(2,376)	—	—	—	(2,376)
Real estate depreciation and amortization	(637)	—	—	—	(637)
FFO attributable to common stockholders	68,160	(84)	294	19	68,389

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	(2)	—	—	—	(2)
Noncash ground rent	(287)	—	—	—	(287)
Noncash interest on derivatives and capital lease obligations, net	(818)	—	—	—	(818)
Hurricane-related uninsured losses	25	—	—	—	25
Noncash income tax provision	719	—	—	—	719
Noncontrolling interest:
Noncash ground rent	72	—	—	—	72
	(291)	—	—	—	(291)

Adjusted FFO attributable to common stockholders	$67,869	$(84)	$294	$19	$68,098

FFO attributable to common stockholders per diluted share	$0.30				$0.30

Adjusted FFO attributable to common stockholders per diluted share	$0.30				$0.30

Basic weighted average shares outstanding	227,068				227,068
Shares associated with unvested restricted stock awards	419				419
Diluted weighted average shares outstanding	227,487				227,487

*Footnotes on page 18

CORPORATE FINANCIAL INFORMATION	Page 17

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
Q3 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 24 hotels owned by the Company as of September 30, 2018, as well as results for the Hyatt Regency Newport Beach prior to its disposition in July 2018.

(2)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(3)	Disposition: Houston Hotels represents the Company’s ownership results for the hotels, sold in October 2018.
(4)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(5)	Pro Forma represents the Company’s ownership results for the 22 Hotel Comparable Portfolio, along with the reduction of rental expense due to the acquisition of previously leased land in July 2018.

CORPORATE FINANCIAL INFORMATION	Page 18

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
Q3 YTD 2018

	Nine Months Ended September 30, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Issuance:
						Renaissance DC	JW Marriott
(In thousands)	Actual (1)	Marriott Philadelphia (2)	Marriott Quincy (3)	Hyatt Regency Newport Beach (4)	Houston Hotels (5)	Space Rights (6)	New Orleans Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$181,303	$(15,056)	$340	$(56,447)	$654	$546	$168	$—	$111,508
Operations held for investment:
Depreciation and amortization	110,181	—	—	(1,773)	(1,522)	—	—	—	106,886
Amortization of lease intangibles	28	—	—	—	—	—	163	—	191
Interest expense	31,609	—	—	—	—	—	—	—	31,609
Income tax benefit, net	(692)	—	—	—	—	—	—	—	(692)
Gain on sale of assets, net	(68,740)	15,408	251	53,128	—	—	—	—	47
Impairment loss	1,394	—	—	—	(1,394)	—	—	—	—
EBITDAre	255,083	352	591	(5,092)	(2,262)	546	331	—	249,549

Operations held for investment:
Amortization of deferred stock compensation	6,938	—	—	—	—	—	—	—	6,938
Amortization of favorable and unfavorable contracts, net	3	—	—	—	—	—	—	—	3
Noncash ground rent	(860)	—	—	—	—	—	—	—	(860)
Capital lease obligation interest - cash ground rent	(1,768)	—	—	—	—	—	—	—	(1,768)
Hurricane-related insurance proceeds net of uninsured losses	(990)	—	—	—	(4)	—	—	—	(994)
Prior year property tax adjustments, net	117	—	—	—	—	—	—	—	117
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,189)	—	—	—	—	—	—	—	(7,189)
Depreciation and amortization	(1,915)	—	—	—	—	—	—	—	(1,915)
Interest expense	(1,437)	—	—	—	—	—	—	—	(1,437)
Noncash ground rent	217	—	—	—	—	—	—	—	217
	(6,884)	—	—	—	(4)	—	—	—	(6,888)

Adjusted EBITDAre, excluding noncontrolling interest	$248,199	$352	$591	$(5,092)	$(2,266)	$546	$331	$—	$242,661

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 19

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
Q3 YTD 2018

	Nine Months Ended September 30, 2018
		Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Issuance:
						Renaissance DC	JW Marriott
(In thousands, except per share amounts)	Actual (1)	Marriott Philadelphia (2)	Marriott Quincy (3)	Hyatt Regency Newport Beach (4)	Houston Hotels (5)	Space Rights (6)	New Orleans Land (7)	Common Stock (8)	Pro Forma (9)

Net income	$181,303	$(15,056)	$340	$(56,447)	$654	$546	$168	$—	$111,508
Preferred stock dividends	(9,622)	—	—	—	—	—	—	—	(9,622)
Operations held for investment:
Real estate depreciation and amortization	109,807	—	—	(1,773)	(1,522)	—	—	—	106,512
Amortization of lease intangibles	28	—	—	—	—	—	163	—	191
Gain on sale of assets, net	(68,740)	15,408	251	53,128	—	—	—	—	47
Impairment loss	1,394	—	—	—	(1,394)	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,189)	—	—	—	—	—	—	—	(7,189)
Real estate depreciation and amortization	(1,915)	—	—	—	—	—	—	—	(1,915)
FFO attributable to common stockholders	205,066	352	591	(5,092)	(2,262)	546	331	—	199,532

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	3	—	—	—	—	—	—	—	3
Noncash ground rent	(860)	—	—	—	—	—	—	—	(860)
Noncash interest on derivatives and capital lease obligations, net	(4,995)	—	—	—	—	—	—	—	(4,995)
Hurricane-related insurance proceeds net of uninsured losses	(990)	—	—	—	(4)	—	—	—	(994)
Prior year property tax adjustments, net	117	—	—	—	—	—	—	—	117
Noncash income tax benefit, net	(1,100)	—	—	—	—	—	—	—	(1,100)
Noncontrolling interest:
Noncash ground rent	217	—	—	—	—	—	—	—	217
Noncash interest on derivative, net	(1)	—	—	—	—	—	—	—	(1)
	(7,609)	—	—	—	(4)	—	—	—	(7,613)

Adjusted FFO attributable to common stockholders	$197,457	$352	$591	$(5,092)	$(2,266)	$546	$331	$—	$191,919

FFO attributable to common stockholders per diluted share	$0.91								$0.88

Adjusted FFO attributable to common stockholders per diluted share	$0.87								$0.84

Basic weighted average shares outstanding	225,538							1,461	226,999
Shares associated with unvested restricted stock awards	347							—	347
Diluted weighted average shares outstanding	225,885							1,461	227,346

*Footnotes on page 21

CORPORATE FINANCIAL INFORMATION	Page 20

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
Q3 YTD 2018 Footnotes

(1)

Actual represents the Company's ownership results for all 24 hotels owned by the Company as of September 30, 2018, as well as results for the Hyatt Regency Newport Beach prior to its disposition in July 2018, and the Marriott Philadelphia and the Marriott Quincy prior to their dispositions in January 2018.

(2)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(3)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(4)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(5)	Disposition: Houston Hotels represents the Company’s ownership results for the hotels, sold in October 2018.
(6)

Acquisition: Renaissance DC Space Rights represents the reduction in lease space rental expense payable to a third party due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the building in May 2018.

(7)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(8)	Issuance: Common Stock represents the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2018.
(9)

Pro Forma represents the Company's ownership results for the 22 Hotel Comparable Portfolio, as well as the common stock issuance in 2018 and the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 21

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to EBITDAre and Adjusted EBITDAre, Excluding Noncontrolling Interest
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Acquisition:	Issuance:
		Fairmont				Hyatt Regency		Oceans Edge	Renaissance DC	JW Marriott
(In thousands)	Actual (1)	Newport Beach (2)	Marriott Park City (3)	Marriott Philadelphia (4)	Marriott Quincy (5)	Newport Beach (6)	Houston Hotels (7)	Resort & Marina (8)	Space Rights (9)	New Orleans Land (10)	Common Stock (11)	Pro Forma (12)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$(6,604)	$39,372	$1,393	$1,291	$621	$—	$134,752
Operations held for investment:
Depreciation and amortization	158,634	—	(699)	(2,510)	(4,685)	(3,576)	(4,692)	1,463	—	—	—	143,935
Amortization of lease intangibles	251	—	—	—	—	—	—	—	—	4	—	255
Interest expense	51,766	—	—	—	—	—	—	—	—	—	—	51,766
Income tax benefit, net	(7,775)	—	—	—	—	—	—	—	—	—	—	(7,775)
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	—	(40,053)	—	—	—	—	—
EBITDAre	350,186	(1,019)	(2,146)	(4,740)	(8,840)	(10,180)	(5,373)	2,856	1,291	625	—	322,660

Operations held for investment:
Amortization of deferred stock compensation	8,042	—	—	—	—	—	—	—	—	—	—	8,042
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	—	—	—	—	(1,122)
Capital lease obligation interest - cash ground rent	(1,867)	—	—	—	—	—	—	—	—	—	—	(1,867)
Loss on extinguishment of debt	824	—	—	—	—	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	—	(848)	—	—	—	—	842
Closing costs - completed acquisition	729	—	—	—	—	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	—	—	—	—	(800)
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	—	—	—	—	(7,628)
Depreciation and amortization	(2,767)	—	—	—	—	—	—	—	—	—	—	(2,767)
Interest expense	(1,950)	—	—	—	—	—	—	—	—	—	—	(1,950)
Noncash ground rent	290	—	—	—	—	—	—	—	—	—	—	290
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	—	—	—	—	(205)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	—	—	—	—	(7,000)
	(11,546)	—	—	—	—	—	(848)	—	—	—	—	(12,394)

Adjusted EBITDAre, excluding noncontrolling interest	$338,640	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$(10,180)	$(6,221)	$2,856	$1,291	$625	$—	$310,266

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 22

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017

	Year Ended December 31, 2017
		Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Disposition:	Acquisition:	Acquisition:	Acquisition:	Issuance:
		Fairmont				Hyatt Regency		Oceans Edge	Renaissance DC	JW Marriott
(In thousands, except per share amounts)	Actual (1)	Newport Beach (2)	Marriott Park City (3)	Marriott Philadelphia (4)	Marriott Quincy (5)	Newport Beach (6)	Houston Hotels (7)	Resort & Marina (8)	Space Rights (9)	New Orleans Land (10)	Common Stock (11)	Pro Forma (12)

Net income	$153,004	$(45,304)	$(2,636)	$(2,230)	$(4,155)	$(6,604)	$39,372	$1,393	$1,291	$621	$—	$134,752
Preferred stock dividends	(12,830)	—	—	—	—	—	—	—	—	—	—	(12,830)
Operations held for investment:
Real estate depreciation and amortization	158,177	—	(699)	(2,510)	(4,685)	(3,576)	(4,692)	1,463	—	—	—	143,478
Amortization of lease intangibles	251	—	—	—	—	—	—	—	—	4	—	255
Gain on sale of assets, net	(45,747)	44,285	1,189	—	—	—	—	—	—	—	—	(273)
Impairment loss	40,053	—	—	—	—	—	(40,053)	—	—	—	—	—
Noncontrolling interest:
Income from consolidated joint venture attributable to noncontrolling interest	(7,628)	—	—	—	—	—	—	—	—	—	—	(7,628)
Real estate depreciation and amortization	(2,767)	—	—	—	—	—	—	—	—	—	—	(2,767)
Discontinued operations:
Gain on sale of assets	(7,000)	—	—	—	—	—	—	—	—	—	—	(7,000)
FFO attributable to common stockholders	275,513	(1,019)	(2,146)	(4,740)	(8,840)	(10,180)	(5,373)	2,856	1,291	625	—	247,987

Operations held for investment:
Amortization of favorable and unfavorable contracts, net	218	—	—	—	—	—	—	—	—	—	—	218
Noncash ground rent	(1,122)	—	—	—	—	—	—	—	—	—	—	(1,122)
Noncash interest on derivatives and capital lease obligations, net	3,106	—	—	—	—	—	—	—	—	—	—	3,106
Loss on extinguishment of debt	824	—	—	—	—	—	—	—	—	—	—	824
Hurricane-related uninsured losses	1,690	—	—	—	—	—	(848)	—	—	—	—	842
Closing costs - completed acquisition	729	—	—	—	—	—	—	—	—	—	—	729
Prior year property tax adjustments, net	(800)	—	—	—	—	—	—	—	—	—	—	(800)
Noncash income tax benefit, net	(9,235)	—	—	—	—	—	—	—	—	—	—	(9,235)
Noncontrolling interest:
Noncash ground rent	290	—	—	—	—	—	—	—	—	—	—	290
Noncash interest on derivative, net	(30)	—	—	—	—	—	—	—	—	—	—	(30)
Loss on extinguishment of debt	(205)	—	—	—	—	—	—	—	—	—	—	(205)
	(4,535)	—	—	—	—	—	(848)	—	—	—	—	(5,383)

Adjusted FFO attributable to common stockholders	$270,978	$(1,019)	$(2,146)	$(4,740)	$(8,840)	$(10,180)	$(6,221)	$2,856	$1,291	$625	$—	$242,604

FFO attributable to common stockholders per diluted share	$1.24											$1.09

Adjusted FFO attributable to common stockholders per diluted share	$1.22											$1.07

Basic weighted average shares outstanding	221,898										4,793	226,691
Shares associated with unvested restricted stock awards	391										—	391
Diluted weighted average shares outstanding	222,289										4,793	227,082

*Footnotes on page 24

CORPORATE FINANCIAL INFORMATION	Page 23

Supplemental Financial Information November 5, 2018

Pro Forma Reconciliation of Net Income to EBITDAre, Adjusted EBITDAre, Excluding Noncontrolling Interest,

FFO and Adjusted FFO Attributable to Common Stockholders
FY 2017 Footnotes

(1)

Actual represents the Company's ownership results for all 27 hotels owned by the Company as of December 31, 2017, as well as results for the Fairmont Newport Beach and the Marriott Park City prior to their dispositions in February 2017 and June 2017, respectively.

(2)	Disposition: Fairmont Newport Beach represents the Company's ownership results for the hotel, sold in February 2017.
(3)	Disposition: Marriott Park City represents the Company's ownership results for the hotel, sold in June 2017.
(4)	Disposition: Marriott Philadelphia represents the Company's ownership results for the hotel, sold in January 2018.
(5)	Disposition: Marriott Quincy represents the Company's ownership results for the hotel, sold in January 2018.
(6)	Disposition: Hyatt Regency Newport Beach represents the Company's ownership results for the hotel, sold in July 2018.
(7)	Disposition: Houston Hotels represents the Company’s ownership results for the hotels, sold in October 2018.
(8)	Acquisition: Oceans Edge Resort & Marina represents prior ownership results for the hotel acquired in July 2017, adjusted for the Company's pro forma depreciation expense.
(9)

Acquisition: Renaissance DC Space Rights represents the reduction in lease space rental expense payable to a third party due to the Company's acquisition of the exclusive perpetual rights to use certain portions of the building in May 2018.

(10)	Acquisition: JW Marriott New Orleans Land represents the reduction in ground lease expense payable to a third party due to the Company's acquisition of the land underlying the hotel in July 2018.
(11)

Issuance: Common Stock represents the 4,685,023 shares, the 191,832 shares and the 2,590,854 shares issued in connection with the Company's ATM program in the second quarter of 2017, July 2017 and second quarter of 2018, respectively. The 191,832 shares were sold at the end of June 2017, but due to customary settlement periods, the shares were not delivered until July 2017.

(12)

Pro Forma represents the Company's ownership results and prior ownership results for the 22 Hotel Comparable Portfolio, as well as the common stock issuances in 2017 and 2018, along with the reduction of rental expense due to the acquisitions of previously leased building space and land in May 2018 and July 2018, respectively.

CORPORATE FINANCIAL INFORMATION	Page 24

Supplemental Financial Information November 5, 2018

EARNINGS GUIDANCE

EARNINGS GUIDANCE	Page 25

Supplemental Financial Information November 5, 2018

Earnings Guidance for Q4 and FY 2018

The Company’s achievement of the anticipated results is subject to risks and uncertainties, including those disclosed in the Company’s filings with the Securities and Exchange Commission. The Company’s guidance does not take into account the impact of any unanticipated developments in its business, changes in its operating environment, or any unannounced hotel acquisitions, dispositions, re-brandings, management changes, transition costs, noncash impairment expense, changes in deferred tax assets or valuation allowances, severance costs associated with restructuring hotel services, uninsured property losses, early lease termination costs, prior year property tax assessments or credits, debt repurchases/repayments, or unannounced financings during 2018.

For the fourth quarter of 2018, the Company expects:

Metric	Quarter Ended December 31, 2018 Guidance (1)
Net Income ($ millions)	$29 to $33
22 Hotel Comparable Portfolio RevPAR Growth	+ 3.0% to + 5.0%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$78 to $81
Adjusted FFO Attributable to Common Stockholders ($ millions)	$60 to $63
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$0.26 to $0.28
Diluted Weighted Average Shares Outstanding	227,700,000

For the full year of 2018, the Company expects:

Metric	Prior Full Year 2018 Guidance (2)	Adjustments (3)	Adjusted Prior Full Year 2018 Guidance	Current Full Year 2018 Guidance (1)	Change in Full Year 2018 Guidance Midpoint
Net Income ($ millions)	$193 to $210	+ $3	$196 to $213	$211 to $214	+ $8
22 Hotel Comparable Portfolio RevPAR Growth	+ 0.5% to + 2.5%	+ 0.5%	+ 1.0% to + 3.0%	+ 2.0% to + 3.0%	+ 0.5%
Adjusted EBITDAre, excluding noncontrolling interest ($ millions)	$310 to $326	+ $3	$313 to $329	$326 to $329	+ $6
Adjusted FFO Attributable to Common Stockholders ($ millions)	$242 to $258	+ $3	$245 to $262	$257 to $260	+ $5
Adjusted FFO Attributable to Common Stockholders per Diluted Share	$1.07 to $1.14	+ $0.01	$1.08 to $1.15	$1.13 to $1.15	+ $0.03
Diluted Weighted Average Shares Outstanding	226,500,000	―	226,500,000	226,500,000	―

(1)	See page 28 for detailed reconciliations of Net Income to non-GAAP financial measures.
(2)	Reflects guidance presented on July 30, 2018.
(3)

Adjustments reflect the anticipated fourth quarter operating losses for the Houston hotels, as well as the estimated gain on the sale of the hotels, business interruption insurance proceeds at the Oceans Edge Resort & Marina and the write off of unamortized deferred financing costs in connection with an amendment of the Company's credit facility agreement and modifications to its term loans.

EARNINGS GUIDANCE	Page 26

Supplemental Financial Information November 5, 2018

Earnings Guidance for Q4 and FY 2018 (cont.)

Fourth quarter and full year 2018 guidance are based in part on the following assumptions:

•

Fourth quarter business interruption insurance proceeds of $4 million to $5 million related to a claim filed for losses incurred at the Oceans Edge Resort & Marina due to disruption following Hurricane Irma.

•	Full year 22 Hotel Comparable Portfolio RevPAR guidance is negatively impacted by approximately 100 basis points, resulting from planned 2018 capital investment projects.
•	Full year revenue displacement of $9 million to $11 million, related to planned 2018 capital investment projects.
•	Full year Adjusted EBITDAre, excluding noncontrolling interest displacement of approximately $6 million to $8 million, related to planned 2018 capital investment projects.
•	Full year total revenue disruption of approximately $1 million related to travel disruptions caused by Hurricanes Florence and Lane.
•

Full year 22 Hotel Comparable Portfolio Adjusted EBITDAre Margin is expected to decline 50 basis points to 75 basis points, which is negatively impacted by approximately 40 basis points resulting from planned 2018 capital investment projects.

•	Full year corporate overhead expense (excluding deferred stock amortization) of approximately $21 million.
•	Full year amortization of deferred stock compensation expense of approximately $9 million.
•

Full year interest expense of approximately $45 million, including approximately $3 million in amortization of deferred financing costs, approximately $2 million of capital lease obligation interest and approximately $5 million noncash gain on derivatives.

•	Full year total preferred dividends of $13 million, which includes the Series E and Series F cumulative redeemable preferred stock.

EARNINGS GUIDANCE	Page 27

Supplemental Financial Information November 5, 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest and

Adjusted FFO Attributable to Common Stockholders
Q4 and FY 2018

Reconciliation of Net Income to Adjusted EBITDAre, Excluding Noncontrolling Interest

	Quarter Ended		Year Ended
	December 31, 2018		December 31, 2018
(In thousands, except per share data)	Low	High	Low	High

Net income	$29,400	$33,100	$210,600	$214,300
Depreciation and amortization	35,700	35,600	145,900	145,800
Amortization of lease intangibles	100	100	100	100
Interest expense	13,300	13,000	44,800	44,500
Income tax provision (benefit), net	300	300	(400)	(400)
Gain on sale of assets, net	(400)	(500)	(69,100)	(69,200)
Impairment loss	—	—	1,400	1,400
Noncontrolling interest	(2,400)	(2,600)	(12,700)	(12,900)
Amortization of deferred stock compensation	2,100	2,100	9,000	9,000
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Capital lease obligation interest - cash ground rent	(600)	(600)	(2,400)	(2,400)
Loss on extinguishment of debt	700	700	700	700
Hurricane-related insurance proceeds net of uninsured losses	—	—	(1,000)	(1,000)
Prior year property tax adjustments, net	—	—	100	100
Property-level management transition costs	100	100	100	100
Adjusted EBITDAre, excluding noncontrolling interest	$78,000	$81,000	$326,000	$329,000

Reconciliation of Net Income to Adjusted FFO Attributable to Common Stockholders

Net income	$29,400	$33,100	$210,600	$214,300
Preferred stock dividends	(3,200)	(3,200)	(12,800)	(12,800)
Real estate depreciation and amortization	35,300	35,200	145,100	145,000
Amortization of lease intangibles	100	100	100	100
Gain on sale of assets, net	(400)	(500)	(69,100)	(69,200)
Impairment loss	—	—	1,400	1,400
Noncontrolling interest	(2,100)	(2,300)	(11,000)	(11,200)
Noncash ground rent	(300)	(300)	(1,100)	(1,100)
Noncash interest on derivatives and capital lease obligations, net	100	100	(5,000)	(5,000)
Loss on extinguishment of debt	700	700	700	700
Hurricane-related insurance proceeds net of uninsured losses	—	—	(1,000)	(1,000)
Prior year property tax adjustments, net	—	—	100	100
Property-level management transition costs	100	100	100	100
Noncash income tax benefit, net	—	—	(1,100)	(1,100)
Adjusted FFO attributable to common stockholders	$59,700	$63,000	$257,000	$260,300

Adjusted FFO attributable to common stockholders per diluted share	$0.26	$0.28	$1.13	$1.15

Diluted weighted average shares outstanding	227,700	227,700	226,500	226,500

EARNINGS GUIDANCE	Page 28

Supplemental Financial Information November 5, 2018

CAPITALIZATION

CAPITALIZATION	Page 29

Supplemental Financial Information November 5, 2018

Comparative Capitalization
Q3 2018 – Q3 2017

	September 30,	June 30,	March 31,	December 31,	September 30,
(In thousands, except per share data)	2018	2018	2018	2017	2017

Common Share Price & Dividends
At the end of the quarter	$16.36	$16.62	$15.22	$16.53	$16.07
High during quarter ended	$16.98	$17.52	$17.26	$17.44	$16.67
Low during quarter ended	$15.79	$14.42	$14.33	$15.90	$15.23
Common dividends per share	$0.05	$0.05	$0.05	$0.58	$0.05

Common Shares & Units
Common shares outstanding	228,247	228,254	225,615	225,322	225,322
Units outstanding	—	—	—	—	—
Total common shares and units outstanding	228,247	228,254	225,615	225,322	225,322

Capitalization
Market value of common equity	$3,734,122	$3,793,586	$3,433,856	$3,724,567	$3,620,919
Liquidation value of preferred equity - Series E	115,000	115,000	115,000	115,000	115,000
Liquidation value of preferred equity - Series F	75,000	75,000	75,000	75,000	75,000
Consolidated debt	984,916	986,638	988,510	990,402	992,149
Consolidated total capitalization	4,909,038	4,970,224	4,612,366	4,904,969	4,803,068

Noncontrolling interest in consolidated debt	(55,000)	(55,000)	(55,000)	(55,000)	(54,979)
Pro rata total capitalization	$4,854,038	$4,915,224	$4,557,366	$4,849,969	$4,748,089

Consolidated debt to total capitalization	20.1%	19.9%	21.4%	20.2%	20.7%
Pro rata debt to pro rata total capitalization	19.2%	19.0%	20.5%	19.3%	19.7%
Consolidated debt and preferred equity to total capitalization	23.9%	23.7%	25.6%	24.1%	24.6%
Pro rata debt and preferred equity to pro rata total capitalization	23.1%	22.8%	24.7%	23.2%	23.7%

CAPITALIZATION	Page 30

Supplemental Financial Information November 5, 2018

Consolidated Debt Summary Schedule

(In thousands)		Interest Rate /		Maturity	September 30, 2018	Balance At
Debt	Collateral	Spread		Date	Balance	Maturity

Fixed Rate Debt
Secured Mortgage Debt	Hilton Times Square	4.97%		11/01/2020	$80,287	$76,145
Secured Mortgage Debt	Renaissance Washington DC	5.95%		05/01/2021	114,746	106,855
Term Loan Facility	Unsecured	2.94%	(1)	09/03/2022	85,000	85,000
Term Loan Facility	Unsecured	3.20%	(1)	01/31/2023	100,000	100,000
Secured Mortgage Debt	JW Marriott New Orleans	4.15%		12/11/2024	84,082	72,071
Secured Mortgage Debt	Embassy Suites La Jolla	4.12%		01/06/2025	60,801	51,987
Series A Senior Notes	Unsecured	4.69%		01/10/2026	120,000	120,000
Series B Senior Notes	Unsecured	4.79%		01/10/2028	120,000	120,000
Total Fixed Rate Debt					764,916	732,058
Secured Mortgage Debt	Hilton San Diego Bayfront	L + 1.05%		12/09/2023 (2)	220,000	220,000
Credit Facility	Unsecured	L + 1.40% - 2.25%	(1)	04/14/2023 (1)	—	—
Total Variable Rate Debt					220,000	220,000

TOTAL CONSOLIDATED DEBT					$984,916	$952,058

Preferred Stock
Series E cumulative redeemable preferred		6.95%		perpetual	$115,000
Series F cumulative redeemable preferred		6.45%		perpetual	75,000
Total Preferred Stock					$190,000

Debt Statistics
% Fixed Rate Debt					77.7%
% Floating Rate Debt					22.3%
Average Interest Rate (1) (3)					4.14%
Weighted Average Maturity of Debt (2)					5.3 years

(1)

In October 2018, the Company amended its credit facility agreement and repriced its two unsecured term loans. The amended credit facility agreement provides for a $500 million unsecured revolving credit facility, a $100 million increase from the previous credit facility. Under the terms of the amendment, the interest rate pricing grid for the credit facility has been reduced from a range of 155 to 230 basis points over LIBOR to a range of 140 to 225 basis points over LIBOR, and the credit facility’s maturity date has been extended from April 2019 to April 2023. The amendment also reprices the term loans, which bear interest pursuant to a leverage-based pricing grid, from the previous range of 1.80% to 2.55% over the applicable LIBOR to a range of 1.35% to 2.20% over the applicable LIBOR. The Company entered into interest rate derivative agreements to fix the applicable LIBOR for the full duration of the loans. The spread to LIBOR may vary depending on the Company’s overall leverage as defined by its credit agreement. Based on the Company’s current leverage, the interest rate of the $85.0 million term loan has been reduced from 3.391% under the previous agreement to 2.941% under the current agreement, and the interest rate of the $100.0 million term loan has been reduced from 3.653% under the previous agreement to 3.203% under the current agreement. The maturity dates for both term loans remain unchanged.

(2)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.  By extending this loan, the Company's weighted average maturity of debt increases from 4.7 years to 5.3 years.

(3)	Average Interest Rate on the variable-rate debt obligation is calculated based on the variable rate at September 30, 2018, and includes the effect of the Company's interest rate derivative agreement.

CAPITALIZATION	Page 31

Supplemental Financial Information November 5, 2018

Consolidated Amortization and Debt Maturity Schedule

As of September 30, 2018

Principal Pymt at Maturity (1)
Scheduled Principal Amortization as of September 30, 2018
(dollar amounts in millions)
500.0
450.0
400.0
350.0
300.0
250.0
200.0
150.0
100.0
50.0
0.0
1.9
8.0
76.1
8.0
106.9
4.4
85.0
3.4
320.0
3.6
72.1
3.5
52.0
120.0
0.0
120.0
2018
2019
2020
2021
2022
2023
2024
2025
2026
2027
2028

Percent of Current Total Capitalization (2)	0.0%	0.2%	1.7%	2.3%	1.8%	6.6%	1.5%	1.1%	2.4%	0.0%	2.4%

(1)

The Company intends to exercise all three of its available one-year options to extend the maturity date of the $220.0 million loan secured by the Hilton San Diego Bayfront from December 2020 to December 2023.

(2)

Percent of Current Total Capitalization is calculated by dividing the sum of scheduled principal amortization and maturity payments by the September 30, 2018 consolidated total capitalization as presented on page 30.

CAPITALIZATION	Page 32

Supplemental Financial Information November 5, 2018

PROPERTY-LEVEL DATA

PROPERTY-LEVEL DATA	Page 33

Supplemental Financial Information November 5, 2018

Hotel Information as of November 5, 2018

Hotel		Location	Brand	Number of Rooms	% of Total Rooms	Ownership Interest	Interest	Leasehold Maturity (1)	Year Acquired

1	Hilton San Diego Bayfront	California	Hilton	1,190	10.65%	75%	Leasehold	2071	2011
2	Boston Park Plaza	Massachusetts	Independent	1,060	9.48%	100%	Fee Simple		2013
3	Renaissance Washington DC	Washington DC	Marriott	807	7.22%	100%	Fee Simple		2005
4	Hyatt Regency San Francisco	California	Hyatt	804	7.19%	100%	Fee Simple		2013
5	Renaissance Orlando at SeaWorld®	Florida	Marriott	781	6.99%	100%	Fee Simple		2005
6	Renaissance Harborplace	Maryland	Marriott	622	5.57%	100%	Fee Simple		2005
7	Wailea Beach Resort	Hawaii	Marriott	547	4.89%	100%	Fee Simple		2014
8	Renaissance Los Angeles Airport	California	Marriott	502	4.49%	100%	Fee Simple		2007
9	JW Marriott New Orleans (2)	Louisiana	Marriott	501	4.48%	100%	Fee Simple		2011
10	Hilton Times Square	New York	Hilton	478	4.28%	100%	Leasehold	2091	2006
11	Hyatt Centric Chicago Magnificent Mile	Illinois	Hyatt	419	3.75%	100%	Leasehold	2097	2012
12	Marriott Boston Long Wharf	Massachusetts	Marriott	415	3.71%	100%	Fee Simple		2007
13	Marriott Tysons Corner	Virginia	Marriott	396	3.54%	100%	Fee Simple		2002
14	Renaissance Long Beach	California	Marriott	374	3.35%	100%	Fee Simple		2005
15	Embassy Suites Chicago	Illinois	Hilton	368	3.29%	100%	Fee Simple		2002
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile	Illinois	Hilton	361	3.23%	100%	Fee Simple		2012
17	Renaissance Westchester	New York	Marriott	348	3.11%	100%	Fee Simple		2010
18	Embassy Suites La Jolla	California	Hilton	340	3.04%	100%	Fee Simple		2006
19	Hilton New Orleans St. Charles	Louisiana	Hilton	252	2.25%	100%	Fee Simple		2013
20	Marriott Portland	Oregon	Marriott	249	2.23%	100%	Fee Simple		2000
21	Courtyard by Marriott Los Angeles (3)	California	Marriott	187	1.67%	100%	Leasehold	2096	1999
22	Oceans Edge Resort & Marina	Florida	Independent	175	1.57%	100%	Fee Simple		2017

	Total 22 Hotel Comparable Portfolio			11,176	100%

(1)	Assumes the full exercise of all lease extensions.
(2)	Hotel is subject to a municipal air rights lease that matures in 2044 and applies only to certain balcony space that is not integral to the hotel operation.
(3)	Hotel is subject to a ground lease that contains a purchase right option in 2037, which the Company intends to exercise.

PROPERTY-LEVEL DATA	Page 34

Supplemental Financial Information November 5, 2018

PROPERTY-LEVEL OPERATING STATISTICS

PROPERTY-LEVEL OPERATING STATISTICS	Page 35

Supplemental Financial Information November 5, 2018

Property-Level Operating Statistics

Q3 2018/2017

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Three Months Ended September 30,			For the Three Months Ended September 30,			For the Three Months Ended September 30,
		2018	2017	Variance	2018	2017	Variance	2018	2017	Variance
1	Hilton San Diego Bayfront	$259.59	$242.34	7.1%	87.7%	88.4%	-0.8%	$227.66	$214.23	6.3%
2	Boston Park Plaza	$232.86	$231.64	0.5%	98.3%	96.9%	1.4%	$228.90	$224.46	2.0%
3	Renaissance Washington DC	$195.71	$206.34	-5.2%	75.8%	81.4%	-6.9%	$148.35	$167.96	-11.7%
4	Hyatt Regency San Francisco	$326.19	$295.33	10.4%	92.9%	94.0%	-1.2%	$303.03	$277.61	9.2%
5	Renaissance Orlando at SeaWorld ®	$130.97	$131.69	-0.5%	75.9%	75.6%	0.4%	$99.41	$99.56	-0.2%
6	Renaissance Harborplace	$167.58	$167.94	-0.2%	79.4%	81.5%	-2.6%	$133.06	$136.87	-2.8%
7	Wailea Beach Resort	$392.51	$333.12	17.8%	85.2%	81.3%	4.8%	$334.42	$270.83	23.5%
8	Renaissance Los Angeles Airport	$158.23	$160.66	-1.5%	93.1%	94.6%	-1.6%	$147.31	$151.98	-3.1%
9	JW Marriott New Orleans (1)	$158.65	$153.46	3.4%	62.3%	78.9%	-21.0%	$98.84	$121.08	-18.4%
10	Hilton Times Square	$289.76	$294.66	-1.7%	99.1%	99.4%	-0.3%	$287.15	$292.89	-2.0%
11	Hyatt Centric Magnificent Mile	$224.59	$204.48	9.8%	90.0%	87.5%	2.9%	$202.13	$178.92	13.0%
12	Marriott Boston Long Wharf	$361.26	$350.99	2.9%	93.8%	95.3%	-1.6%	$338.86	$334.49	1.3%
13	Marriott Tysons Corner	$167.18	$151.10	10.6%	71.6%	77.5%	-7.6%	$119.70	$117.10	2.2%
14	Renaissance Long Beach	$179.11	$179.64	-0.3%	85.7%	87.4%	-1.9%	$153.50	$157.01	-2.2%
15	Embassy Suites Chicago	$237.87	$218.51	8.9%	94.6%	92.1%	2.7%	$225.03	$201.25	11.8%
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$214.28	$192.90	11.1%	91.4%	89.7%	1.9%	$195.85	$173.03	13.2%
17	Renaissance Westchester	$154.16	$158.85	-3.0%	74.4%	76.1%	-2.2%	$114.70	$120.88	-5.1%
18	Embassy Suites La Jolla	$215.35	$204.13	5.5%	93.2%	90.7%	2.8%	$200.71	$185.15	8.4%
19	Hilton New Orleans St. Charles	$133.88	$130.62	2.5%	72.6%	76.3%	-4.8%	$97.20	$99.66	-2.5%
20	Marriott Portland	$211.39	$208.66	1.3%	86.2%	93.6%	-7.9%	$182.22	$195.31	-6.7%
21	Courtyard by Marriott Los Angeles	$173.07	$179.06	-3.3%	95.7%	96.5%	-0.8%	$165.63	$172.79	-4.1%
22	Oceans Edge Resort & Marina (1)	$190.11	$205.67	-7.6%	95.6%	62.3%	53.5%	$181.75	$128.13	41.8%

	22 Hotel Comparable Portfolio (2)	$229.31	$218.82	4.8%	86.1%	87.0%	-1.0%	$197.44	$190.37	3.7%

(1)

Operating statistics for the third quarter of 2018 are impacted by a room renovation at the JW Marriott New Orleans. Operating statistics for the third quarter of 2017 are impacted by Hurricane Irma at the Oceans Edge Resort & Marina.

(2)

22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018. The 22 Hotel Comparable Portfolio includes both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL OPERATING STATISTICS	Page 36

Supplemental Financial Information November 5, 2018

Property-Level Operating Statistics

Q3 YTD 2018/2017

	Hotels sorted by number of rooms	ADR			Occupancy			RevPAR
		For the Nine Months Ended September 30,			For the Nine Months Ended September 30,			For the Nine Months Ended September 30,
		2018	2017	Variance	2018	2017	Variance	2018	2017	Variance
1	Hilton San Diego Bayfront	$251.04	$243.43	3.1%	87.2%	87.0%	0.2%	$218.91	$211.78	3.4%
2	Boston Park Plaza	$216.47	$219.97	-1.6%	88.1%	85.0%	3.6%	$190.71	$186.97	2.0%
3	Renaissance Washington DC	$229.62	$235.52	-2.5%	79.8%	83.9%	-4.9%	$183.24	$197.60	-7.3%
4	Hyatt Regency San Francisco (1)	$309.08	$300.90	2.7%	89.5%	89.2%	0.3%	$276.63	$268.40	3.1%
5	Renaissance Orlando at SeaWorld ®	$162.79	$162.92	-0.1%	79.3%	79.3%	0.0%	$129.09	$129.20	-0.1%
6	Renaissance Harborplace	$164.99	$167.20	-1.3%	72.0%	78.6%	-8.4%	$118.79	$131.42	-9.6%
7	Wailea Beach Resort	$408.77	$346.30	18.0%	90.4%	83.6%	8.1%	$369.53	$289.51	27.6%
8	Renaissance Los Angeles Airport (1)	$154.11	$160.67	-4.1%	87.9%	92.5%	-5.0%	$135.46	$148.62	-8.9%
9	JW Marriott New Orleans (1)	$200.39	$191.66	4.6%	70.4%	82.6%	-14.8%	$141.07	$158.31	-10.9%
10	Hilton Times Square	$274.30	$267.06	2.7%	99.2%	99.3%	-0.1%	$272.11	$265.19	2.6%
11	Hyatt Chicago Magnificent Mile	$201.07	$193.65	3.8%	84.7%	79.9%	6.0%	$170.31	$154.73	10.1%
12	Marriott Boston Long Wharf (1)	$341.37	$320.00	6.7%	70.7%	88.9%	-20.5%	$241.35	$284.48	-15.2%
13	Marriott Tysons Corner	$170.90	$157.03	8.8%	75.1%	78.9%	-4.8%	$128.35	$123.90	3.6%
14	Renaissance Long Beach	$186.57	$187.76	-0.6%	84.0%	83.5%	0.6%	$156.72	$156.78	0.0%
15	Embassy Suites Chicago	$207.07	$198.81	4.2%	89.5%	87.7%	2.1%	$185.33	$174.36	6.3%
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile	$184.21	$178.94	2.9%	86.9%	82.3%	5.6%	$160.08	$147.27	8.7%
17	Renaissance Westchester	$157.17	$156.89	0.2%	74.9%	72.6%	3.2%	$117.72	$113.90	3.4%
18	Embassy Suites La Jolla	$203.17	$196.43	3.4%	89.4%	86.1%	3.8%	$181.63	$169.13	7.4%
19	Hilton New Orleans St. Charles	$168.72	$162.13	4.1%	79.7%	84.4%	-5.6%	$134.47	$136.84	-1.7%
20	Marriott Portland	$189.16	$192.34	-1.7%	84.5%	86.8%	-2.6%	$159.84	$166.95	-4.3%
21	Courtyard by Marriott Los Angeles	$166.92	$178.45	-6.5%	95.4%	95.9%	-0.5%	$159.24	$171.13	-6.9%
22	Oceans Edge Resort & Marina (1)	$238.01	$224.88	5.8%	93.3%	79.2%	17.8%	$222.06	$178.10	24.7%

	22 Hotel Comparable Portfolio (2)	$227.00	$220.37	3.0%	84.0%	84.9%	-1.1%	$190.68	$187.09	1.9%

(1)

Operating statistics for the first nine months of 2018 are impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. Operating statistics for the first nine months of 2017 are impacted by Hurricane Irma at the Oceans Edge Resort & Marina.

(2)

22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018. The 22 Hotel Comparable Portfolio includes both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

PROPERTY-LEVEL OPERATING STATISTICS	Page 37

Supplemental Financial Information November 5, 2018

OPERATING STATISTICS BY BRAND & GEOGRAPHY

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 38

Supplemental Financial Information November 5, 2018

Operating Statistics by Brand
Q3 and YTD 2018/2017

		For the Three Months Ended September 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	12	80.1%	$206.61	$165.49	83.4%	$198.90	$165.88	-0.2%
Hilton (2)	6	90.2%	$242.81	$219.01	90.0%	$230.27	$207.24	5.7%
Hyatt (3)	2	91.9%	$292.12	$268.46	91.8%	$265.67	$243.89	10.1%
Other (4)	2	97.9%	$226.95	$222.18	92.0%	$229.15	$210.82	5.4%

22 Hotel Comparable Portfolio (5)	22	86.1%	$229.31	$197.44	87.0%	$218.82	$190.37	3.7%

		For the Nine Months Ended September 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
Marriott (1)	12	79.5%	$215.96	$171.69	83.1%	$208.52	$173.28	-0.9%
Hilton (2)	6	89.0%	$230.18	$204.86	88.2%	$223.17	$196.84	4.1%
Hyatt (3)	2	87.8%	$273.40	$240.05	86.0%	$266.75	$229.41	4.6%
Other (4)	2	88.8%	$219.68	$195.08	84.2%	$220.60	$185.75	5.0%

22 Hotel Comparable Portfolio (5)	22	84.0%	$227.00	$190.68	84.9%	$220.37	$187.09	1.9%

(1)	Marriott excludes the Marriott Park City, sold in June 2017, the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018, and the Marriott Houston, sold in October 2018.
(2)	Hilton excludes the Hilton North Houston, sold in October 2018.
(3)	Hyatt excludes the Hyatt Regency Newport Beach, sold in July 2018.
(4)

Other includes the Boston Park Plaza as well as both the Company's ownership results and prior ownership results for the Oceans Edge Resort & Marina acquired in July 2017. The Company obtained prior ownership results from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. Other excludes the Fairmont Newport Beach sold in February 2017.

(5)	22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 39

Supplemental Financial Information November 5, 2018

22 Hotel Comparable Portfolio Property-Level Trailing 12 Month Adjusted EBITDAre Contribution by Brand

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 40

Supplemental Financial Information November 5, 2018

Operating Statistics by Region
Q3 and YTD 2018/2017

		For the Three Months Ended September 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	90.5%	$242.39	$219.36	91.2%	$228.67	$208.55	5.2%
Other West (2)	2	85.5%	$335.41	$286.78	85.2%	$290.35	$247.38	15.9%
Midwest	3	91.9%	$225.75	$207.46	89.7%	$205.45	$184.29	12.6%
East (3)	11	82.4%	$206.70	$170.32	84.3%	$205.56	$173.29	-1.7%

22 Hotel Comparable Portfolio (4)	22	86.1%	$229.31	$197.44	87.0%	$218.82	$190.37	3.7%

		For the Nine Months Ended September 30,
		2018			2017
	# of Hotels	Occ	ADR	RevPAR	Occ	ADR	RevPAR	RevPAR Change
California (1)	6	88.2%	$234.08	$206.46	88.3%	$230.11	$203.19	1.6%
Other West (2)	2	88.6%	$343.22	$304.09	84.6%	$296.86	$251.14	21.1%
Midwest	3	86.9%	$197.75	$171.84	83.2%	$190.82	$158.76	8.2%
East (3)	11	80.3%	$211.23	$169.62	83.3%	$209.55	$174.56	-2.8%

22 Hotel Comparable Portfolio (4)	22	84.0%	$227.00	$190.68	84.9%	$220.37	$187.09	1.9%

(1)	California excludes the Fairmont Newport Beach and the Hyatt Regency Newport Beach, sold in February 2017 and July 2018, respectively.
(2)	Other West excludes the Marriott Park City, sold in June 2017, and the Houston hotels, sold in October 2018.
(3)

East includes prior ownership results obtained by the Company from the previous owner of the Oceans Edge Resort & Marina during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. East excludes the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018.

(4)	22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018.

OPERATING STATISTICS BY BRAND & GEOGRAPHY	Page 41

Supplemental Financial Information November 5, 2018

PROPERTY-LEVEL ADJUSTED EBITDAre  &

ADJUSTED EBITDAre MARGINS

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 42

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre
Q3 and YTD 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
	(In thousands)	2018	2017		2018	2017
		Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change	Hotel Adjusted EBITDAre (2)	Hotel Adjusted EBITDAre (2)	% Change
1	Hilton San Diego Bayfront (1)	$13,770	$13,099	5%	$41,282	$38,987	6%
2	Boston Park Plaza	10,690	10,536	1%	21,965	22,150	-1%
3	Renaissance Washington DC (3)	4,082	5,128	-20%	18,772	21,181	-11%
4	Hyatt Regency San Francisco (3)	8,792	7,936	11%	23,727	22,806	4%
5	Renaissance Orlando at SeaWorld ®	4,362	3,957	10%	21,174	19,463	9%
6	Renaissance Harborplace (3)	3,427	3,785	-9%	8,413	10,397	-19%
7	Wailea Beach Resort	9,014	5,567	62%	31,856	21,497	48%
8	Renaissance Los Angeles Airport (3)	2,326	2,268	3%	5,887	6,871	-14%
9	JW Marriott New Orleans (3)	1,317	1,990	-34%	8,606	11,120	-23%
10	Hilton Times Square	2,471	2,940	-16%	6,178	6,658	-7%
11	Hyatt Centric Chicago Magnificent Mile (3)	2,836	2,986	-5%	5,246	5,955	-12%
12	Marriott Boston Long Wharf (3)	7,813	8,034	-3%	12,778	18,431	-31%
13	Marriott Tysons Corner	1,677	1,738	-4%	6,029	5,810	4%
14	Renaissance Long Beach	2,240	2,349	-5%	7,055	7,200	-2%
15	Embassy Suites Chicago (3)	3,253	3,257	0%	7,096	7,680	-8%
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	2,845	2,414	18%	5,324	5,121	4%
17	Renaissance Westchester	496	749	-34%	1,913	2,296	-17%
18	Embassy Suites La Jolla	3,214	3,067	5%	8,407	7,982	5%
19	Hilton New Orleans St. Charles	501	677	-26%	3,722	4,053	-8%
20	Marriott Portland	2,172	2,565	-15%	5,346	5,971	-10%
21	Courtyard by Marriott Los Angeles	1,058	1,298	-18%	2,944	3,826	-23%
22	Oceans Edge Resort & Marina (3)	1,458	580	151%	6,363	3,058	108%

	22 Hotel Comparable Portfolio (4)	89,814	86,920	3%	260,083	258,513	1%

	Less: Prior Ownership Results (5)
	Oceans Edge Resort & Marina	—	(378)	N/A	—	(2,856)	N/A

	Add: Sold Hotels (6)
	Fairmont Newport Beach	—	—	—	—	1,019	-100%
	Marriott Park City	—	—	—	—	2,146	-100%
	Marriott Philadelphia	—	1,045	-100%	(352)	3,669	-110%
	Marriott Quincy	—	2,792	-100%	(591)	6,433	-109%
	Hyatt Regency Newport Beach (3)	84	3,293	-97%	5,092	8,719	-42%
	Hilton North Houston	(258)	774	-133%	1,145	2,223	-48%
	Marriott Houston	(61)	892	-107%	1,096	2,220	-51%

	Actual Portfolio (7)	$89,579	$95,338	-6%	$266,473	$282,086	-6%

*Footnotes on page 44

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 43

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre
Q3 and YTD 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)	Reconciliations to Net Income (Loss) provided on pages 47, 48, 50 and 51.
(3)

Hotel Adjusted EBITDAre for both the third quarter and the first nine months of 2018 is impacted by a room renovation at the JW Marriott New Orleans. Hotel adjusted EBITDAre for the first nine months of 2018 is also impacted by room renovations at the Hyatt Regency San Francisco, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. In addition, Hotel Adjusted EBITDAre for the first nine months of 2018 is impacted by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); Hyatt Regency Newport Beach $5,000; and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre for the third quarter of 2017 is impacted by a total of $0.4 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDAre for the first nine months of 2017 is impacted by a total of $0.5 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.5 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million.

(4)	22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018.
(5)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(6)

Sold Hotels include the Fairmont Newport Beach, sold in February 2017, the Marriott Park City, sold in June 2017, the Marriott Philadelphia and Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach, sold in July 2018, and the Houston hotels, sold in October 2018.

(7)

Actual Portfolio for the three and nine months ended September 30, 2018 includes all 24 hotels owned as of September 30, 2018, plus the Sold Hotels as applicable. Actual Portfolio for the three and nine months ended September 30, 2017 includes all 27 hotels owned as of September 30, 2017, plus the Sold Hotels as applicable.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 44

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Margins
Q3 and YTD 2018/2017

	Hotels sorted by number of rooms	For the Three Months Ended September 30,			For the Nine Months Ended September 30,
		2018	2017		2018	2017
		Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps	Hotel Adjusted EBITDAre Margin	Hotel Adjusted EBITDAre Margin	Change in bps
1	Hilton San Diego Bayfront (1)	33.1%	33.7%	(60) bps	33.9%	33.9%	— bps
2	Boston Park Plaza	37.8%	37.7%	10 bps	30.1%	31.1%	(100) bps
3	Renaissance Washington DC (2)	23.1%	27.0%	(390) bps	29.4%	32.2%	(280) bps
4	Hyatt Regency San Francisco (2)	28.8%	27.4%	140 bps	27.4%	27.2%	20 bps
5	Renaissance Orlando at SeaWorld ®	28.1%	27.0%	110 bps	34.9%	34.3%	60 bps
6	Renaissance Harborplace (2)	28.6%	30.3%	(170) bps	25.6%	29.0%	(340) bps
7	Wailea Beach Resort	36.5%	27.8%	870 bps	39.7%	33.6%	610 bps
8	Renaissance Los Angeles Airport (2)	26.7%	25.7%	100 bps	24.4%	26.9%	(250) bps
9	JW Marriott New Orleans (2)	21.0%	26.0%	(500) bps	33.9%	38.1%	(420) bps
10	Hilton Times Square	18.5%	21.5%	(300) bps	16.3%	18.0%	(170) bps
11	Hyatt Centric Chicago Magnificent Mile (2)	27.9%	30.7%	(280) bps	20.0%	23.3%	(330) bps
12	Marriott Boston Long Wharf (2)	44.7%	45.7%	(100) bps	32.9%	40.7%	(780) bps
13	Marriott Tysons Corner	30.0%	31.6%	(160) bps	33.4%	33.5%	(10) bps
14	Renaissance Long Beach	32.0%	33.4%	(140) bps	32.6%	33.6%	(100) bps
15	Embassy Suites Chicago (2)	38.0%	42.1%	(410) bps	33.2%	37.8%	(460) bps
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile (2)	40.2%	37.8%	240 bps	30.6%	31.9%	(130) bps
17	Renaissance Westchester	9.1%	13.3%	(420) bps	11.3%	14.0%	(270) bps
18	Embassy Suites La Jolla	44.3%	45.3%	(100) bps	42.8%	43.1%	— bps
19	Hilton New Orleans St. Charles	19.0%	25.6%	(660) bps	35.5%	38.4%	(290) bps
20	Marriott Portland	46.4%	49.1%	(270) bps	42.4%	44.8%	(240) bps
21	Courtyard by Marriott Los Angeles	31.5%	36.8%	(530) bps	30.5%	37.0%	(650) bps
22	Oceans Edge Resort & Marina (2) (3)	32.0%	19.4%	1,260 bps	38.9%	27.6%	1,130 bps

	22 Hotel Comparable Portfolio (4)	31.8%	31.9%	(10) bps	31.1%	31.9%	(80) bps

	22 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net (5)	31.8%	31.7%	10 bps	31.1%	31.8%	(70) bps

*Footnotes on page 46

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 45

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Margins
Q3 and YTD 2018/2017 Footnotes

(1)	Reflects 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Hotel Adjusted EBITDAre Margins for both the third quarter and the first nine months of 2018 are impacted by a room renovation at the JW Marriott New Orleans. Hotel adjusted EBITDAre Margins for the first nine months of 2018 are also impacted by room renovations at the Hyatt Regency San Francisco, Marriott Boston Long Wharf and Renaissance Los Angeles Airport. In addition, Hotel Adjusted EBITDAre Margins for the first nine months of 2018 are impacted by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown/Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); and Renaissance Washington DC $(4,000). Hotel Adjusted EBITDAre Margins for the third quarter of 2017 are impacted by a total of $0.4 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million. Hotel Adjusted EBITDAre Margins for the first nine months of 2017 are impacted by a total of $0.5 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.5 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million.

(3)

Includes results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition.

(4)	22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018.
(5)

22 Hotel Comparable Portfolio, excluding prior year property tax adjustments, net represents the 22 Hotel Comparable Portfolio adjusted to exclude the prior year property tax related items noted in Footnote 2.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 46

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Reconciliation Q3 2018

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$41,546	$9,457	$(290)	$2,551	$2,052	$13,770	33.1%
2	Boston Park Plaza	28,299	6,293	—	4,397	—	10,690	37.8%
3	Renaissance Washington DC	17,640	182	(291)	2,457	1,734	4,082	23.1%
4	Hyatt Regency San Francisco	30,540	5,672	—	3,120	—	8,792	28.8%
5	Renaissance Orlando at SeaWorld ®	15,533	2,463	(263)	2,162	—	4,362	28.1%
6	Renaissance Harborplace	11,996	2,094	(127)	1,460	—	3,427	28.6%
7	Wailea Beach Resort	24,683	5,204	(47)	3,857	—	9,014	36.5%
8	Renaissance Los Angeles Airport	8,719	1,326	(26)	1,026	—	2,326	26.7%
9	JW Marriott New Orleans (3)	6,263	(368)	(240)	1,016	909	1,317	21.0%
10	Hilton Times Square	13,377	(1,349)	64	2,541	1,215	2,471	18.5%
11	Hyatt Centric Chicago Magnificent Mile	10,176	1,395	—	1,441	—	2,836	27.9%
12	Marriott Boston Long Wharf	17,474	5,231	(60)	2,642	—	7,813	44.7%
13	Marriott Tysons Corner	5,596	1,067	(32)	642	—	1,677	30.0%
14	Renaissance Long Beach	7,009	1,429	(64)	875	—	2,240	32.0%
15	Embassy Suites Chicago	8,559	2,518	—	735	—	3,253	38.0%
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile	7,084	2,202	—	643	—	2,845	40.2%
17	Renaissance Westchester	5,468	(338)	(54)	888	—	496	9.1%
18	Embassy Suites La Jolla	7,251	1,539	—	1,021	654	3,214	44.3%
19	Hilton New Orleans St. Charles	2,639	(100)	—	601	—	501	19.0%
20	Marriott Portland	4,679	1,795	(17)	394	—	2,172	46.4%
21	Courtyard by Marriott Los Angeles	3,354	812	—	246	—	1,058	31.5%
22	Oceans Edge Resort & Marina	4,554	680	24	754	—	1,458	32.0%

	22 Hotel Comparable Portfolio (4)	282,439	49,204	(1,423)	35,469	6,564	89,814	31.8%

	Add: Sold Hotels (5)
	Hyatt Regency Newport Beach	982	84	—	—	—	84	8.6%
	Hilton North Houston	3,352	(489)	—	231	—	(258)	-7.7%
	Marriott Houston	2,510	(304)	(25)	268	—	(61)	-2.4%

	Actual Portfolio (6)	$289,283	$48,495	$(1,448)	$35,968	$6,564	$89,579	31.0%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 47

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Reconciliation Q3 2017

	Hotels sorted by number of rooms	For the Three Months Ended September 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$38,880	$8,657	$(289)	$2,640	$2,091	$13,099	33.7%
2	Boston Park Plaza	27,952	6,044	—	4,492	—	10,536	37.7%
3	Renaissance Washington DC	18,979	880	—	2,474	1,774	5,128	27.0%
4	Hyatt Regency San Francisco (8)	28,912	4,804	—	3,132	—	7,936	27.4%
5	Renaissance Orlando at SeaWorld ®	14,651	1,692	66	2,199	—	3,957	27.0%
6	Renaissance Harborplace (8)	12,487	2,291	—	1,494	—	3,785	30.3%
7	Wailea Beach Resort	20,026	1,590	—	3,977	—	5,567	27.8%
8	Renaissance Los Angeles Airport	8,820	1,514	—	754	—	2,268	25.7%
9	JW Marriott New Orleans	7,652	(21)	1	1,083	927	1,990	26.0%
10	Hilton Times Square	13,671	(922)	70	2,570	1,222	2,940	21.5%
11	Hyatt Centric Chicago Magnificent Mile (8)	9,730	1,541	—	1,445	—	2,986	30.7%
12	Marriott Boston Long Wharf	17,579	5,994	—	2,040	—	8,034	45.7%
13	Marriott Tysons Corner	5,501	984	—	754	—	1,738	31.6%
14	Renaissance Long Beach	7,042	1,510	—	839	—	2,349	33.4%
15	Embassy Suites Chicago	7,736	2,350	—	907	—	3,257	42.1%
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile	6,389	1,631	—	783	—	2,414	37.8%
17	Renaissance Westchester	5,649	(108)	—	857	—	749	13.3%
18	Embassy Suites La Jolla	6,774	1,396	—	1,005	666	3,067	45.3%
19	Hilton New Orleans St. Charles	2,646	89	—	588	—	677	25.6%
20	Marriott Portland	5,221	2,148	—	417	—	2,565	49.1%
21	Courtyard by Marriott Los Angeles	3,528	1,006	—	292	—	1,298	36.8%
22	Oceans Edge Resort & Marina	2,991	(836)	672	744	—	580	19.4%

	22 Hotel Comparable Portfolio (4)	272,816	44,234	520	35,486	6,680	86,920	31.9%

	Less: Prior Ownership Results (9)
	Oceans Edge Resort & Marina	(1,143)	(378)	—	—	—	(378)	33.1%

	Add: Sold Hotels (5)
	Marriott Philadelphia	4,189	413	—	632	—	1,045	24.9%
	Marriott Quincy	8,453	1,592	—	1,200	—	2,792	33.0%
	Hyatt Regency Newport Beach	11,363	2,386	—	907	—	3,293	29.0%
	Hilton North Houston	4,663	(517)	470	821	—	774	16.6%
	Marriott Houston	3,546	(119)	441	570	—	892	25.2%

	Actual Portfolio (6)	$303,887	$47,611	$1,431	$39,616	$6,680	$95,338	31.4%

*Footnotes on page 49

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 48

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Reconciliation
Q3 2018/2017 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the three months ended September 30, 2018 include: a total of $(0.1) million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; a total of $(1.1) million in hospitality procurement supply rebates received by our Marriott-branded hotels; and $25,000 in hurricane-related uninsured losses at the Oceans Edge Resort & Marina.

(3)	Hotel Adjusted EBITDAre for the third quarter of 2018 is impacted by a room renovation at the JW Marriott New Orleans.
(4)	22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018.
(5)

Sold Hotels for the third quarter of 2018 and 2017 include results for the Hyatt Regency Newport Beach and the Houston hotels, sold in July 2018 and October 2018, respectively. Sold hotels for the third quarter of 2017 also includes results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018.

(6)

Actual Portfolio for the third quarter of 2018 includes all 24 hotels owned by the Company as of September 30, 2018, plus results generated by the Hyatt Regency Newport Beach before its sale in July 2018. Actual Portfolio for the third quarter of 2017 includes all 27 hotels owned by the Company as of September 30, 2017.

(7)

Other Adjustments for the three months ended September 30, 2017 include: a total of $0.1 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.3) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $1.6 million in hurricane-related uninsured losses at the Houston hotels, Oceans Edge Resort & Marina and Renaissance Orlando at SeaWorld®.

(8)

Hotel Adjusted EBITDAre for the third quarter of 2017 is impacted by a total of $0.4 million in non-current year property tax credits, net of appeal fees, received at the following hotels: Hyatt Centric Chicago Magnificent Mile $0.2 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million.

(9)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 49

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Reconciliation Q3 YTD 2018

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2018
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (2)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$121,656	$28,742	$(869)	$7,661	$5,748	$41,282	33.9%
2	Boston Park Plaza	72,963	8,410	—	13,555	—	21,965	30.1%
3	Renaissance Washington DC (3)	63,952	6,489	(291)	7,341	5,233	18,772	29.4%
4	Hyatt Regency San Francisco (3)	86,725	14,651	—	9,076	—	23,727	27.4%
5	Renaissance Orlando at SeaWorld ®	60,664	14,944	(263)	6,493	—	21,174	34.9%
6	Renaissance Harborplace	32,847	4,177	(127)	4,363	—	8,413	25.6%
7	Wailea Beach Resort	80,159	19,958	(47)	11,945	—	31,856	39.7%
8	Renaissance Los Angeles Airport (3)	24,166	3,161	(26)	2,752	—	5,887	24.4%
9	JW Marriott New Orleans (3)	25,354	3,104	(244)	3,033	2,713	8,606	33.9%
10	Hilton Times Square	37,943	(5,289)	200	7,653	3,614	6,178	16.3%
11	Hyatt Centric Chicago Magnificent Mile (3)	26,270	823	—	4,423	—	5,246	20.0%
12	Marriott Boston Long Wharf (3)	38,872	5,493	(60)	7,345	—	12,778	32.9%
13	Marriott Tysons Corner	18,074	4,051	(32)	2,010	—	6,029	33.4%
14	Renaissance Long Beach	21,658	4,533	(64)	2,586	—	7,055	32.6%
15	Embassy Suites Chicago (3)	21,342	4,869	—	2,227	—	7,096	33.2%
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile (3)	17,399	3,104	—	2,220	—	5,324	30.6%
17	Renaissance Westchester	16,873	(736)	(54)	2,703	—	1,913	11.3%
18	Embassy Suites La Jolla	19,640	3,389	—	3,071	1,947	8,407	42.8%
19	Hilton New Orleans St. Charles	10,481	1,923	—	1,799	—	3,722	35.5%
20	Marriott Portland	12,608	4,166	(17)	1,197	—	5,346	42.4%
21	Courtyard by Marriott Los Angeles	9,646	2,144	—	800	—	2,944	30.5%
22	Oceans Edge Resort & Marina (3)	16,353	4,000	105	2,258	—	6,363	38.9%

	22 Hotel Comparable Portfolio (4)	835,645	136,106	(1,789)	106,511	19,255	260,083	31.1%

	Add: Sold Hotels (5)
	Marriott Philadelphia	232	(352)	—	—	—	(352)	-151.7%
	Marriott Quincy	371	(591)	—	—	—	(591)	-159.3%
	Hyatt Regency Newport Beach (3)	20,372	3,319	—	1,773	—	5,092	25.0%
	Hilton North Houston	12,719	452	2	691	—	1,145	9.0%
	Marriott Houston	8,796	288	(23)	831	—	1,096	12.5%

	Actual Portfolio (6)	$878,135	$139,222	$(1,810)	$109,806	$19,255	$266,473	30.3%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 50

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Reconciliation Q3 YTD 2017

	Hotels sorted by number of rooms	For the Nine Months Ended September 30, 2017
	(In thousands)			Plus:	Plus:	Plus:	Equals:	Hotel
		Total	Net Income /	Other			Hotel	Adjusted EBITDAre
		Revenues	(Loss)	Adjustments (7)	Depreciation	Interest Expense	Adjusted EBITDAre	Margins
1	Hilton San Diego Bayfront (1)	$114,938	$25,395	$(868)	$8,587	$5,873	$38,987	33.9%
2	Boston Park Plaza	71,231	7,357	—	14,793	—	22,150	31.1%
3	Renaissance Washington DC	65,860	8,363	—	7,465	5,353	21,181	32.2%
4	Hyatt Regency San Francisco (8)	83,727	13,597	—	9,209	—	22,806	27.2%
5	Renaissance Orlando at SeaWorld ®	56,739	12,751	66	6,646	—	19,463	34.3%
6	Renaissance Harborplace (8)	35,896	5,928	—	4,469	—	10,397	29.0%
7	Wailea Beach Resort	64,016	9,306	—	12,191	—	21,497	33.6%
8	Renaissance Los Angeles Airport	25,507	4,704	—	2,167	—	6,871	26.9%
9	JW Marriott New Orleans	29,171	5,146	(3)	3,216	2,761	11,120	38.1%
10	Hilton Times Square	36,928	(4,893)	219	7,698	3,634	6,658	18.0%
11	Hyatt Centric Chicago Magnificent Mile (8)	25,518	1,631	—	4,324	—	5,955	23.3%
12	Marriott Boston Long Wharf	45,296	12,083	—	6,075	273	18,431	40.7%
13	Marriott Tysons Corner	17,320	3,560	—	2,250	—	5,810	33.5%
14	Renaissance Long Beach	21,436	4,759	—	2,441	—	7,200	33.6%
15	Embassy Suites Chicago (8)	20,337	4,977	—	2,703	—	7,680	37.8%
16	Hilton Garden Inn Chicago Downtown/Magnificent Mile (8)	16,048	2,790	—	2,331	—	5,121	31.9%
17	Renaissance Westchester	16,360	(274)	—	2,570	—	2,296	14.0%
18	Embassy Suites La Jolla	18,510	2,953	—	3,045	1,984	7,982	43.1%
19	Hilton New Orleans St. Charles	10,541	2,273	—	1,780	—	4,053	38.4%
20	Marriott Portland	13,317	4,757	—	1,214	—	5,971	44.8%
21	Courtyard by Marriott Los Angeles	10,350	2,954	—	872	—	3,826	37.0%
22	Oceans Edge Resort & Marina	11,097	179	672	2,207	—	3,058	27.6%

	22 Hotel Comparable Portfolio (4)	810,143	130,296	86	108,253	19,878	258,513	31.9%

	Less: Prior Ownership Results (9)
	Oceans Edge Resort & Marina	(9,249)	(1,393)	—	(1,463)	—	(2,856)	30.9%

	Add: Sold Hotels (5)
	Fairmont Newport Beach	3,541	1,019	—	—	—	1,019	28.8%
	Marriott Park City	6,440	1,447	—	699	—	2,146	33.3%
	Marriott Philadelphia	13,450	1,784	—	1,885	—	3,669	27.3%
	Marriott Quincy	22,765	2,941	—	3,492	—	6,433	28.3%
	Hyatt Regency Newport Beach	31,554	6,059	—	2,660	—	8,719	27.6%
	Hilton North Houston	14,283	(703)	470	2,456	—	2,223	15.6%
	Marriott Houston	10,459	69	441	1,710	—	2,220	21.2%

	Actual Portfolio (6)	$903,386	$141,519	$997	$119,692	$19,878	$282,086	31.2%

*Footnotes on page 52

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 51

Supplemental Financial Information November 5, 2018

Property-Level Adjusted EBITDAre Reconciliation
Q3 YTD 2018/2017 Footnotes

(1)	Includes 100% of the operating results for the Hilton San Diego Bayfront.
(2)

Other Adjustments for the nine months ended September 30, 2018 include: a total of $28,000 in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.9) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; a total of $(1.1) million in hospitality procurement supply rebates received by our Marriott-branded hotels; and a total of $0.1 in hurricane-related uninsured losses at the Houston hotels and Oceans Edge Resort & Marina.

(3)

Hotel Adjusted EBITDAre for the first nine months of 2018 is impacted by room renovations at the Hyatt Regency San Francisco, JW Marriott New Orleans, Marriott Boston Long Wharf and Renaissance Los Angeles Airport, by $1.5 million in business interruption proceeds recognized by the Oceans Edge Resort & Marina, and by a total of $0.1 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(41,000); Hilton Garden Inn Chicago Downtown Magnificent Mile $(62,000); Hyatt Centric Chicago Magnificent Mile $(15,000); Hyatt Regency Newport Beach $5,000; and Renaissance Washington DC $(4,000).

(4)	22 Hotel Comparable Portfolio includes all hotels owned by the Company as of September 30, 2018, with the exception of the Houston hotels due to their sale in October 2018.
(5)

Sold Hotels for the first nine months of 2018 and 2017 include results for the Marriott Philadelphia and the Marriott Quincy, both of which were sold in January 2018, the Hyatt Regency Newport Beach, sold in July 2018, and the Houston hotels, sold in October 2018. Sold Hotels for the first nine months of 2017 also include results for the Fairmont Newport Beach and the Marriott Park City, sold in February 2017 and June 2017, respectively.

(6)

Actual Portfolio for the first nine months of 2018 includes all 24 hotels owned by the Company as of September 30, 2018, plus results generated by the Marriott Philadelphia and the Marriott Quincy before their sale in January 2018 and the Hyatt Regency Newport Beach before its sale in July 2018. Actual Portfolio for the first nine months of 2017 includes all 27 hotels owned by the Company as of September 30, 2017, plus results generated by the Fairmont Newport Beach and the Marriott Park City before their sales in February 2017 and June 2017, respectively.

(7)

Other Adjustments for the nine months ended September 30, 2017 include: a total of $0.2 million in amortization of lease intangibles at the Hilton Times Square and JW Marriott New Orleans; a total of $(0.8) million in noncash ground rent at the Hilton San Diego Bayfront, Hilton Times Square and JW Marriott New Orleans; and a total of $1.6 million in hurricane-related uninsured losses at the Houston hotels, Oceans Edge Resort & Marina and Renaissance Orlando at SeaWorld®.

(8)

Hotel Adjusted EBITDAre for the first nine months of 2017 is impacted by a total of $0.5 million in non-current year property tax (assessments) credits, net of appeal fees, received at the following hotels: Embassy Suites Chicago $(0.1) million; Hilton Garden Inn Chicago Downtown/Magnificent Mile $(0.1) million; Hyatt Centric Chicago Magnificent Mile $0.5 million; Hyatt Regency San Francisco $0.1 million; and Renaissance Harborplace $0.1 million.

(9)

Prior Ownership Results include results generated by the Oceans Edge Resort & Marina before the Company's acquisition of the hotel in July 2017. The Company obtained prior ownership information from the previous owner of the hotel during the due diligence period before the acquisition date. The Company performed a limited review of the information as part of its analysis of the acquisition. The Company determined the amount to include as pro forma depreciation expense by allocating the Company's purchase price of the hotel between the various components of the hotel (i.e. land, building, furniture, fixtures and equipment) based on a purchase price allocation report provided by an independent valuation specialist. Depreciable assets were then given lives ranging from one to forty years.

PROPERTY-LEVEL ADJUSTED EBITDAre & ADJUSTED EBITDAre MARGINS	Page 52